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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2023
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE

On March 3, 2023, indie Semiconductor, Inc., a Delaware corporation (“indie”), filed a Current Report on Form 8−K (the
“Initial Form 8-K”) to report, among other things, the completion of its the acquisition of GEO Semiconductor Inc., a Delaware corporation (“GEO”), pursuant to that certain Agreement and Plan of Merger, as amended (the “Merger Agreement”) by and among indie, GEO, Gonzaga Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of indie (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Securityholders’ Agent, whereby GEO merged with and into Merger Sub (the “Merger”), with GEO surviving as a wholly owned subsidiary of indie.

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K/A amends and supplements the Initial Form 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed with respect to the Merger. Except as indicated above and below, all other information in the Initial Form 8-K remains unchanged.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of GEO as of and for the years ended December 31, 2022 and December 31, 2021 are attached hereto as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financials

The pro forma financial information with respect to indie's acquisition of GEO is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1*†
Agreement and Plan of Merger, dated as of February 9, 2023, by and among indie, GEO, Merger Sub and Shareholder Representative Services LLC , as Securityholders’ Agent (Incorporated by reference to Exhibit 2.1 of indie’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2023)

10.1*†
Registration Rights and Lock-Up Agreement, dated as of March 3, 2023, by and among indie, GEO, and the Securityholders’ Agent (Incorporated by reference to Exhibit 10.1 of indie’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2023)

23.1	Consent of BDO USA, LLP
99.1	Audited consolidated financial statements of GEO Semiconductor Inc. as of and for the years ended December 31, 2022 and December 31, 2021.
99.2	Unaudited pro forma combined financial statements as of and for the years ended December 31, 2022 with respect to indie Semiconductor, Inc.'s acquisition of GEO Semiconductor Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(a)(5) of Regulation
S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.
† Filed with the Initial Form 8-K.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

May 12, 2023	By:	/s/ Kanwardev Raja Singh Bal
		Name:	Kanwardev Raja Singh Bal
		Title:	Chief Accounting Officer (Principal Accounting Officer)
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